                                                                 EXHIBIT 99.5


                             OVERLAND DATA, INC.

                        PRO FORMA FINANCIAL INFORMATION

EXHIBIT 99.5


                         PRO FORMA FINANCIAL INFORMATION


The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended June 30, 1999 and the six months ended December 31, 1999 present the results for Overland Data as if the Acquisition occurred on July 1, 1998. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999 gives effect to the Acquisition as if it had occurred on December 31, 1999.

TTI's fiscal year end is January 31, while the Company's year end is June 30. In the Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended June 30, 1999, the results of Tecmar for the twelve months ended April 30, 1999 have been utilized in order to bring Tecmar's results to a period within 93 days of the Company's fiscal year end. In the Pro Forma Condensed Consolidated Statement of Operations for the six months ended December 31, 1999, the results of Tecmar for the six months ended October 31, 1999 were utilized. In the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999, the balances of Tecmar as of October 31, 1999 were utilized.

The Acquisition included the purchase of assets and operations related to Tecmar Technologies, Inc., a wholly-owned subsidiary of Tecmar Technologies International, Inc. The consolidated financial statements of the parent included other businesses unrelated to those acquired by Overland. As a result, the Pro Forma Financial Information presented here was developed by combining the reported results of Overland with those of the Tecmar parent and removing the results of the unrelated businesses. Appropriate adjustments are also made to account for matters including the amortization of negative goodwill associated with the purchase, interest on the cash portion of the purchase price and effective tax rate adjustments.

The Company will account for the Acquisition under the purchase method of accounting. The total consideration paid will be allocated to the assets acquired and liabilities assumed based on their estimated fair values. At this time, the estimated fair value of the assets acquired exceed the total consideration paid and such excess has been allocated to first reduce the value of non-current assets to zero and then to negative goodwill. These allocations are preliminary as the Company is still in the process of evaluating the fair value of the assets acquired. The Pro Forma Information does not give effect to any synergies that may be realized as a result of the Acquisition. Additionally, it does not reflect any nonrecurring costs that may be incurred to exit certain Tecmar activities which cannot be reasonably estimated at this time.

The Company's preliminary estimate of values and of the allocation of purchase price are as follows ($000):


PURCHASE PRICE:
      Cash consideration                                            $    3,239
      Acquisition expenses                                                 171
                                                                    ----------
           Total                                                         3,410 (a)
                                                                    ----------

 PRELIMINARY ALLOCATION OF PURCHASE PRICE:
      Fair value of identifiable tangible assets acquired                4,895
      Less fair value of liabilities assumed                              (402)
                                                                    ----------
           Total                                                         4,493 (b)
                                                                    ----------

 EXCESS OF FAIR VALUE OF ASSETS ACQUIRED AND
    LIABILITIES ASSUMED OVER PURCHASE PRICE (a) - (b)                   (1,083)
    Allocation of excess to reduce non-current
      assets to zero value                                                 628
                                                                    ----------

 NEGATIVE GOODWILL RESIDUAL                                         $     (455)
                                                                    ==========



This Pro Forma Financial Information is presented for illustrative purposes only. It is not necessarily indicative of the results of the combined operations or financial position which actually would have been reported had the Acquisition occurred as of July 1, 1998 or as of December 31, 1999, nor is it necessarily indicative of Overland's future financial results of operations.

                               OVERLAND DATA, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                       Tecmar        Remove
                                         Overland       12 mo       Unrelated
                                         FYE 6/99       4/99       Operations     Adjustments            Pro Forma
                                       ---------------------------------------------------------       --------------
Sales, net...........................      $ 92,227     $  29,468   $   (7,010)                          $   114,685
Cost of goods sold...................        64,336        25,138       (5,581)                               83,893
                                       ---------------------------------------------------------       --------------
Gross profit.........................        27,891         4,330       (1,429)                               30,792
                                       ---------------------------------------------------------       --------------

Expenses:
     Sales and marketing.............        11,825         6,894       (1,509)                               17,210
     Research and development........         5,373         2,696         (249)                                7,820
     General and administrative......         5,079         3,655       (1,119)     $      (64) (a)            7,551
     Restructuring costs.............             -        12,533      (12,430)                                  103
                                       ---------------------------------------------------------       --------------
          Total expenses.............        22,277        25,778      (15,307)            (64)               32,684
                                       ---------------------------------------------------------       --------------

Operating income (loss)..............         5,614       (21,448)      13,878              64                (1,892)
Interest, net........................           810           151         (348)            (96) (b)              517
Other income (expense), net..........           157           (47)         107                                   217
                                       ---------------------------------------------------------       --------------
Pretax income (loss).................         6,581       (21,344)      13,637             (33)               (1,159)
Income taxes.........................         2,599             -            -          (3,057) (c)             (458)
                                       ---------------------------------------------------------       --------------
Net income (loss)....................      $  3,982     $ (21,344)  $   13,637      $    3,024           $      (701)
                                       =========================================================       ==============

Net income (loss) per share:
     Basic                                 $   0.39                                                      $     (0.07)
                                       =============                                                   ==============
     Diluted                               $   0.37                                                      $     (0.07)
                                       =============                                                   ==============

Shares used in computing EPS
     Basic                                   10,222                                                           10,222
     Diluted                                 10,652                                                           10,652


     FOOTNOTES

     (a) The decrease in G&A expense accounts for the amortization of the negative goodwill associated with the Tecmar purchase by Overland over the currently estimated period of benefit - 36 months.

     (b) The decrease in interest income represents a removal of the interest that would have been earned on the cash portion of the purchase price of the Tecmar assets.

     (c) The adjustment to income taxes represents the adjustment required to cause the consolidated effective tax rate to be equal to the rate recorded by Overland. The Pro Forma consolidated loss would be carried back to a prior tax year to claim a tax refund.

                               OVERLAND DATA, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                         Overland      Tecmar
                                         6 Months     6 Months      Remove
                                          Ended        Ended       Unrelated
                                         12/31/99     10/31/99    Operations     Adjustments          Pro Forma
                                       ---------------------------------------------------------    --------------
Sales, net...........................       $50,314      $11,565        $    -          $     -          $ 61,879
Cost of goods sold...................        37,096        9,679             -                -            46,775
                                       ---------------------------------------------------------    --------------
Gross profit.........................        13,218        1,886             0                0            15,104
                                       ---------------------------------------------------------    --------------

Expenses:
     Sales and marketing.............         6,376        3,150             -                              9,526
     Research and development........         3,245          930             -                              4,175
     General and administrative......         2,964        1,955          (552)             (32) (a)        4,335
     Restructuring costs.............             -          419           156                                575
                                       ---------------------------------------------------------    --------------
          Total expenses.............        12,585        6,454          (396)             (32)           18,611
                                       ---------------------------------------------------------    --------------

Operating income (loss)..............           633       (4,568)          396               32            (3,507)
Interest income (expense), net.......           374         (240)         (295)             (48) (b)         (209)
Other, net...........................            64           12           (12)                                64
                                       ---------------------------------------------------------    --------------
Pretax income (loss).................         1,071       (4,796)           89              (16)           (3,652)
Income taxes.........................           423            -             -           (1,866) (c)       (1,443)
                                       ---------------------------------------------------------    --------------
Net income (loss)....................       $   648      $(4,796)       $   89          $ 1,849          $ (2,210)
                                       =========================================================    ==============

Net income (loss) per share:
     Basic                                  $  0.06                                                      $  (0.22)
                                       =============                                                ==============
     Diluted                                $  0.06                                                      $  (0.21)
                                       =============                                                ==============

Shares used in computing EPS
     Basic                                   10,069                                                        10,069
     Diluted                                 10,410                                                        10,410


     FOOTNOTES

     (a) The decrease in G&A expense accounts for the amortization of the negative goodwill associated with the Tecmar purchase by Overland over the currently estimated period of benefit - 36 months.

     (b) The decrease in interest income represents a removal of the interest that would have been earned on the cash portion of the purchase price of the Tecmar assets.

     (c) The adjustment to income taxes represents the adjustment required to cause the consolidated effective tax rate to be equal to the rate recorded by Overland. The Pro Forma consolidated loss would be carried back to a prior tax year to claim a tax refund.

                               OVERLAND DATA, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999
                                 (IN THOUSANDS)


                                                                 OVERLAND         TECMAR
                                                                 DEC. 31,        OCT. 31,        PRO FORMA             COMBINED
                                                                   1999            1999         ADJUSTMENTS           PRO FORMA
                                                               --------------  -------------  -----------------     ---------------
ASSETS
Current assets:
    Cash and cash equivalents                                      $  17,992      $   1,314       $    (5,233) (b)      $   14,073
    Accounts receivable, net                                          16,528          3,166            (3,166) (a)          16,528
    Inventories                                                       14,411          6,380            (1,479) (c)          19,312
    Other current assets                                               3,186            400              (361) (d)           3,225
                                                               --------------  -------------  -----------------     ---------------
        Total current assets                                          52,117         11,260           (10,239)              53,138

Property and equipment, net                                            4,172          3,122            (3,122) (e)           4,172
Goodwill, net                                                                         3,319            (3,319) (a)               -
Other assets                                                             355            402              (402) (a)             355
                                                               --------------  -------------  -----------------     ---------------

        Total Assets                                               $  56,644      $  18,103      $    (17,082)          $   57,665
                                                               ==============  =============  =================     ===============

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
    Short-term debt and current portion of long-term debt                         $   3,045      $     (3,045) (a)
    Accounts payable                                               $   5,845          5,733            (5,733) (a)      $    5,845
    Accrued liabilities                                                4,215          1,670            (1,268) (f)           4,617
                                                               --------------  -------------  -----------------     ---------------

        Total current liabilities                                     10,060         10,448           (10,046)              10,462

Other long-term liabilities                                            1,314            574                45  (g)           1,933
                                                               --------------  -------------  -----------------     ---------------

        Total liabilities                                             11,374         11,022           (10,001)              12,395
                                                               --------------  -------------  -----------------     ---------------

Shareholders' equity:
    Common stock                                                      30,808          3,276            (3,276) (a)          30,808
    Additional paid-in capital                                                       39,585           (39,585) (a)               -
    Retained earnings (accumulated deficit)                           14,462        (35,780)           35,780  (a)          14,462
                                                               --------------  -------------  -----------------     ---------------

        Total Equity                                                  45,270          7,081            (7,081)              45,270
                                                               --------------  -------------  -----------------     ---------------

        Total Liabilities and Equity                               $  56,644      $  18,103      $    (17,082)          $   57,665
                                                               ==============  =============  =================     ===============


FOOTNOTES

(a) These adjustments remove the assets of Tecmar that were not purchased by Overland and the liabilities of Tecmar that were not assumed by Overland.

(b) The adjustment to cash removes the cash of Tecmar that was not purchased by Overland and accounts for the cash paid by Overland to purchase the Tecmar assets.

(c) The adjustment to inventory reduces the Tecmar inventories to estimated fair market value.

(d) The adjustment to other current assets removes the assets not purchased by Overland and accounts for the prepaid property taxes paid by Overland at the time of purchase.

(e) In accordance with generally accepted accounting principles, since the fair market value of the net assets acquired by Overland exceeded the total consideration paid.

(f) The adjustment to accrued liabilities removes the Tecmar accruals that were not assumed by Overland and accounts for the assumption of warranty liabilities and an employee vacation accrual.

(g) The adjustment to other long-term liabilities removes the Tecmar liabilities that were not assumed by Overland and adds the negative goodwill which resulted from the purchase accounting and which will be amortized over the estimated period of benefit (36 months).


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